Victory Portfolios III
Victory Sustainable World Fund
(the “Fund”)
Supplement dated April 27, 2026
to the Prospectus dated July 1, 2025, as Supplemented
This supplement amends the Prospectus of the Fund. Please review this important information carefully.
The Board of Trustees of Victory Portfolios III (the “Trust”) upon recommendation of Victory Capital Management Inc., the Trust’s investment adviser, approved a change in the name of the Fund. Effective at the start of business on July 1, 2026, references to the current name of the Fund in the Prospectus will be replaced with the new name as follows:
Current Name	New Name
Victory Sustainable World Fund	Victory World Equity Fund
In addition, the Fund has made related changes to its investment strategies. Effective July 1, 2026, the disclosure in the section titled Principal Investment Strategy on page 2 of the Prospectus will be deleted in its entirety and replaced as follows:
Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. Under normal circumstances, the Fund expects to invest at least 40% of its assets in non-U.S. securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in non-U.S. securities). The “equity securities” in which the Fund invests include common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. Derivative instruments and other investments that provide exposure to equity securities or have similar economic characteristics may be treated as equity securities under the Fund’s 80% policy.
The Fund normally invests its assets in investments that are tied economically to a number of countries throughout the world. A significant portion of the Fund’s assets are in the securities of issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, or whose largest amount of revenues or profits are derived from countries outside the United States. Under normal market conditions, the Fund’s investments will be diversified in at least three countries, one of which is the United States, and may include developed and emerging market countries. The Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.
The Fund’s portfolio managers use a combination of quantitative analysis as well as an active bottom-up investment approach to buying and selling investments. A quantitative process is used to systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered. Investments are also selected based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.
The Fund may consider various non-financial ratings or factors, where applicable, through quantitative models or qualitative assessment. The significance these considerations have on security selection varies widely, as the analysis is inherently subjective. Further, the consideration of such factors may not apply to certain instruments and the consideration of such factors is only a part of the investment process.

The third paragraph under Additional Fund Information on page 9 of the Prospectus will be revised as follows:
Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. Under normal circumstances, the Fund expects to invest at least 40% of its assets in non-U.S. securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in non-U.S. securities).
The fourth paragraph under Additional Fund Information on page 9 of the Prospectus will be deleted.
The disclosure on pages 10-12 beginning with RS Global will be deleted and revised as follows:
RS Global
RS Global employs both quantitative modeling and qualitative analysis in seeking to identify higher quality investment candidates across geographic regions and market capitalizations. The team’s proprietary quantitative model emphasizes the ability to create shareholder value, attractive valuations, and favorable market sentiment. Research analysts validate model recommendations, assess the sustainability of company performance, and evaluate business risks. The team monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.
RS Global regularly reviews the Fund’s investments and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other available investments are considered to be more attractive.
RS Value
In evaluating investments for the Fund, RS Value conducts fundamental research to identify companies with improving returns on invested capital. RS Value’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as RS Value seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. RS Value seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
RS Value regularly reviews the Fund’s investments and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other available investments are considered to be more attractive.
Trivalent
Trivalent employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples, positive trends in earnings forecasts, high profitability, and companies with a strong or positively trending responsible investing (“RI”) profile. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, tends to have a below-average price-to-earnings ratio, above-average earnings growth trend, and above-average return on invested capital. RI investing considerations are not a primary or exclusive factor, but rather an additional inclusive consideration to the Adviser's process.
Pioneer Investments
Pioneer Investments uses a value approach to select the Fund's investments. Pioneer Investments seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. Pioneer Investments evaluates a security's potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer Investments employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer Investments focuses on the quality and price of individual issuers and securities.
Pioneer Investments generally sells a portfolio security when it believes that the security’s market value reflects its intrinsic value. Pioneer Investments makes that determination based upon the same criteria it uses to select portfolio securities.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective and/or risk mitigation.
If you wish to obtain more information, please call the Victory Funds at 800-235-8396 or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34280-00-0426

Victory Portfolios III
Victory Sustainable World Fund
(the “Fund”)
Supplement dated May 1, 2026,
to the Statement of Additional Information (“SAI”) dated July 1, 2025, as supplemented
This supplement amends the SAI of the Fund. Please review this important information carefully.
The Board of Trustees of Victory Portfolios III (the “Trust”) upon recommendation of Victory Capital Management Inc., the Trust’s investment adviser, approved a change in the name of the Fund. Effective at the start of business on July 1, 2026, references to the current name of the Fund in the SAI will be replaced with the new name as follows:
Current Name	New Name
Victory Sustainable World Fund	Victory World Equity Fund
In addition, the Fund will change its investment policy to invest under normal circumstances at least 80% of its assets in equity securities. Therefore, the first sentence under Additional Restriction on page 39 will be revised as follows:
Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Victory Cornerstone Equity Fund has an investment policy that requires it to normally invest at least 80% of its assets in equity securities; Victory Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Victory Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; Victory Government Securities Fund invests at least 80% of its assets in government securities; Victory Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments; and Victory World Equity Fund invests at least 80% of its assets in equity securities.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34281-00-0426